SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 4, 2004


                           LONG BEACH SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2004, providing for the issuance of
                    Asset-Backed Certificates, Series 2004-A)
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    333-109318              33-0917586
-------------------------------   -----------------    ----------------------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
     of Incorporation)               File Number)      Identification Number)

       1400 South Douglass Road
                Suite 100
         Anaheim, California                                92806
-----------------------------------------          --------------------------
(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:  (714) 939-5200

Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

         On March 4, 2004, a single series of certificates, entitled Long Beach Mortgage Loan Trust 2004-A, Asset-Backed Certificates, Series 2004-A (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Long Beach Securities Corp. as depositor (the "Depositor"), Long Beach Mortgage Company as master servicer ("Long Beach") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of fourteen classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates", "Class S Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class B Certificates", "Class C Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of fully amortizing second lien, fixed-rate residential mortgage loans (the "Mortgage Pool") having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate scheduled principal balance of $480,000,798.89 as of March 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated March 2, 2004, (the "Purchase Agreement") between Long Beach and the Depositor. The Depositor, Long Beach and Greenwich Capital Markets, Inc. (the "Representative"), as Representative of itself, Credit Suisse First Boston LLC, Goldman, Sachs & Co. and WaMu Capital Corp. have entered into an Underwriting Agreement dated as of March 1, 2004 for the purchase of the Class A Certificates, the Class S Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates and the Class M-8 Certificates.

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


                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:


        ===========================================================================================

                                     Initial Certificate
                                     Principal Balance or
               Class                   Notional Amount                    Pass-Through Rate
        -------------------------------------------------------------------------------------------
                 A                     $340,800,000.00                        Variable
        -------------------------------------------------------------------------------------------
                 S                     $130,000,000.00*                       Scheduled
        -------------------------------------------------------------------------------------------
                M-1                     $45,600,000.00                        Variable
        -------------------------------------------------------------------------------------------
                M-2                     $12,000,000.00                        Variable
        -------------------------------------------------------------------------------------------
                M-3                     $10,800,000.00                        Variable
        -------------------------------------------------------------------------------------------
                M-4                     $10,800,000.00                        Variable
        -------------------------------------------------------------------------------------------
                M-5                     $10,800,000.00                        Variable
        -------------------------------------------------------------------------------------------
                M-6                     $10,800,000.00                        Variable
        -------------------------------------------------------------------------------------------
                M-7                     $10,800,000.00                        Variable
        -------------------------------------------------------------------------------------------
                M-8                     $10,800,000.00                        Variable
        -------------------------------------------------------------------------------------------
                 B                      $16,800,000.00                        Variable
        -------------------------------------------------------------------------------------------
                 C                         ~$788.89                           Variable
        -------------------------------------------------------------------------------------------
                 P                          $10.00                               N/A
        -------------------------------------------------------------------------------------------
                 R                         100.00%                               N/A
        ===========================================================================================

                  The Class A Certificates, the Class S Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates and the Class M-8 Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated February 10, 2004, and the Prospectus Supplement, dated March 2, 2004, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B Certificates, the Class C Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



Item 7.           Financial Statements and Exhibits

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


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

             Exhibit No.                Description
             ----------                 --------------------------------------

                 4.1 Pooling and Servicing Agreement, dated as of March 1, 2004, by and among Long Beach Securities Corp. as Depositor, Long Beach Mortgage Company as Master Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2004-A Certificates.


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


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   March 17, 2004

                             LONG BEACH SECURITIES CORP.


                         By: /s/ Jeffery A Sorensen
                             --------------------------------------------
                             Name: Jeffery A Sorensen
                             Title:   Vice President




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


                                Index to Exhibits

                                                                    Sequentially
Exhibit No.                Description                             Numbered Page

    4.1        Pooling and Servicing Agreement, dated as of March         7
               1, 2004, by and among Long Beach Securities Corp.
               as Depositor, Long Beach Mortgage Company as Master
               Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2004-A
               Certificates.







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